UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 8, 2011 (November 8, 2011)

NEUROGESX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33438	94-3307935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices, including zip code)

650-358-3300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 8, 2011, NeurogesX, Inc. (the “Company”), issued a press release entitled “NeurogesX Reports Positive Phase 2 Results for NGX-1998 for Treatment of Postherpetic Neuralgia” and held a teleconference to review these results. A copy of the press release and the presentation slides used during the conference call are filed as Exhibit 99.1 and 99.2, respectively, to this Form 8-K. The contents of the press release and the presentation slides are deemed to be filed for purposes of the Securities Exchanged Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release entitled “NeurogesX Reports Positive Phase 2 Results for NGX-1998 for Treatment of Postherpetic Neuralgia.”

99.2	Presentation slides from conference call held on November 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

By:	/s/ STEPHEN F. GHIGLIERI
Stephen F. Ghiglieri
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: November 8, 2011

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release entitled “NeurogesX Reports Positive Phase 2 Results for NGX-1998 for Treatment of Postherpetic Neuralgia.”

99.2	Presentation slides from conference call held on November 8, 2011.